ASSOCIATED BANC-CORP THIRD QUARTER 2015 EARNINGS PRESENTATION OCTOBER 15, 2015

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward- looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. 1

2015 THIRD QUARTER HIGHLIGHTS 2 Higher Net Interest Income and Lower Expenses Offset Lower Fee-Revenue  Average loans of $18.5 billion were up $264 million, or 1% from the second quarter ‒ Average consumer loans grew $231 million, 87% of the quarter’s growth ‒ Average commercial loans grew $34 million, 13% of the quarter’s growth  Average deposits of $20.3 billion were up $667 million, or 3% from the second quarter  Net interest income of $171 million was up $4 million from the second quarter – Net interest margin of 2.82% compared to 2.83% in the second quarter  Quarterly dividend of $0.10 / common share  Capital ratios remain strong with a common equity Tier 1 ratio of 9.39%  Noninterest income of $80 million was down $7 million compared to the second quarter ‒ Core fee-based revenue decreased $2 million from the second quarter ‒ Mortgage banking revenue was down $3 million from the second quarter  Noninterest expense of $171 million was down $5 million from the second quarter ‒ Personnel expense decreased $2 million due to severance recorded in the prior quarter  Net income available to common shareholders of $47 million, or $0.31 per share  Return on average common equity Tier 1 of 10.2% Net Interest Income & Net Interest Margin Noninterest Income & Expenses Capital Balance Sheet Net Income & ROCET1

CRE Investor 17% Construction 6% Commercial & Business Lending 38% Res Mtg 31% Home Equity 6% Installment 2% ($46) ($17) ($16) ($15) $0 $111 $247 LOAN PORTFOLIO – TREND AND MIX 3 3Q 2015 Average Net Loan Change (+$264 million) Loan Mix – 3Q 2015 (Average) Home Equity & Installment Commercial Real Estate Residential Mortgage Power & Utilities Oil & Gas Mortgage Warehouse General Commercial Loans Average Quarterly Loans ($ in billions) $5.3 $5.9 $6.7 $7.2 $7.1 $3.4 $3.8 $4.0 $4.1 $4.3 $4.4 $4.5 $4.9 $5.4 $5.7 $1.8 $1.5 $1.5 $1.5 $1.4 3Q 2012 3Q 2013 3Q 2014 2Q 2015 3Q 2015 Commercial & Business Commercial Real Estate Residential Mortgage Home Equity & Installment $18.5 +5% % Chg +3% 0% (2%) $17.1 (1%) $18.2 $15.7 $14.9 (1%) (3%) Total Commercial & Business Lending (1%) 1 – During the third quarter of 2015, the Corporation completed a loan system conversion that moved closed end first lien home equity loans from a legacy system to our residential mortgage servicing platform. All prior periods have been restated to reflect this change. 1

COMMERCIAL LINE UTILIZATION TRENDS 4 Line Utilization Decline Largely Driven by Mortgage Warehouse Change from 2Q 15 Commercial Real Estate Flat at 58% 49% 47% 49% 52% 53% 52% 55% 56% 54% 61% 63% 64% 62% 59% 60% 59% 58% 58% 40% 45% 50% 55% 60% 65% 70% 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Commercial & Business Lending Commercial Real Estate Commercial & Business Down 2% to 54%

OIL AND GAS LENDING UPDATE 5 Portfolio Update Oil & Gas 4% All Other Loans 96%  Exclusively focused on the upstream sector (‘Exploration and Production’ or ‘E&P’ sector)  Oil & Gas period end loans were relatively flat in the third quarter Reserve Update $754 $780 $757 $758 2.26% 3.46% 3.43% 3.83% 0.00% 2.00% 4.00% 6.00% 8.00% $500 $550 $600 $650 $700 $750 $800 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Period End Loans Reserve % ($ in millions)  We proactively risk grade and reserve accordingly against our loan portfolio  Fall borrowing base re- determinations are underway  Lower market pricing led to downward rating migration within the portfolio  Increased reserves to $29 million, up $3 million from the second quarter 3Q 2015 Loan Composition  50 clients  Over $1 billion in aggregate commitments  Average commitment of $20 million

$172 $170 $165 $165 $170 $3 $1 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Interest Recoveries & Prepayment Fees Net Interest Income Net of Interest Recoveries & Prepayment Fees 3.06% 3.04% 2.89% 2.83% 2.82% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 $88 $92 $96 $100 $104 $108 $112 $116 $120 $124 $128 $132 $136 $140 $144 $148 $152 $156 $160 $164 $168 $172 $176 $180 3.29% 3.32% 3.20% 3.15% 3.13% 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 NET INTEREST INCOME AND MARGIN TRENDS 6 Yield on Interest-earning Assets Cost of Interest-bearing Liabilities Net Interest Income & Net Interest Margin ($ in millions) Net Interest Margin $173 0.19% 0.20% 0.21% 0.21% 0.22% 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Interest-Bearing Deposit Costs Other Funding Costs 0.29% 0.35% 0.39% 0.40% $168 3.55% 3.60% 3.46% 3.38% 3.38% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $140 $144 $148 $153 $157 $161 $165 $169 $174 $178 Total Loan Yield Total Interest-earning Yield $1 $171 0.40% $166 $175 $5 +11 bps $1

$7 $3 $7 $10 $7 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 NONINTEREST INCOME TRENDS ($ IN MILLIONS) $14 $11 $9 $11 $9 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Mortgage Banking (net) Income $54 $56 $64 $66 $64 $21 $14 $16 $21 $16 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Mortgage Banking (net) and Other Noninterest Income Core Fee-based Revenue Total Noninterest Income Other Noninterest Income2 7 1 – Core Fee-based Revenue = Trust service fees plus Service charges on deposit accounts plus Card-based and other nondeposit fees plus Insurance commissions plus Brokerage and annuity commissions. This is a non-GAAP measure. Please refer to the press release tables for a reconciliation to total noninterest income. 2 – Other Noninterest Income = Total Noninterest Income minus net Mortgage Banking Income minus Core Fee-based Revenue. This is a non-GAAP measure. Please refer to the press release tables for a reconciliation to noninterest income. $75 $70 $80 $87 $80 1 Insurance Commissions $8 $11 $20 $20 $18 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015

NONINTEREST EXPENSE TRENDS ($ IN MILLIONS) $54 $54 $53 $52 $49 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Technology and Equipment Spend Total Noninterest Expense $20 $21 $21 $22 $21 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Other Non-Personnel Spend2 1 – The fully tax-equivalent efficiency ratio is a non-GAAP financial measure, which we define as noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses. This differs from prior presentations. Please refer to the appendix for a reconciliation of this measure to “efficiency ratio” as defined by the Federal Reserve. 2 – Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology spend 3 – FTE = Average Full Time Equivalent Employees Fully Tax-Equivalent Efficiency Ratio1 8 $98 $97 $100 $103 $101 $74 $75 $74 $74 $70 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Personnel Other Noninterest Expense FTE3 Trend $172 $172 $174 $177 $171 4,359 4,320 4,422 4,465 4,421 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 69% 67%

CREDIT QUALITY INDICATORS ($ IN MILLIONS) 9 $184 $177 $174 $160 $147 1.07% 1.01% 0.97% 0.88% 0.80% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $4 8 $12 6 $20 4 $28 32 $ 6 40 $ 4 48 $52 6 $60 4 $68 72 $ 6 80 $ 4 88 $92 6 $100 4 $108 12 $1 6 20 $1 4 28 $132 6 $140 4 $148 52 $1 6 60 $1 4 68 $172 6 $180 4 $188 92 $1 6 200 $ 4 208 $ 12 2 6 $ 20 2 4 $ 28 232 $ 6 240 $ 4 248 $ 52 2 6 $ 60 2 4 $ 68 272 $ 6 280 $ 4 288 $ 92 2 6 $300 4 $308 12 $3 6 20 $3 4 28 $332 6 $340 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Nonaccruals Nonaccruals / Total Loans $3 $4 $6 $9 $8 0.06% 0.10% 0.13% 0.19% 0.17% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% $- $4 $8 $12 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Net Charge Offs NCOs / Avg Loans 145% 150% 152% 163% 178% 1.55% 1.51% 1.48% 1.43% 1.42% 1.00% 1.50% 2.00% 2.50% 3.00% 0% 80% 160% 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 ALLL/ Nonaccruals ALLL/ Total Loans $220 $190 $219 $200 $264 1.28% 1.08% 1.22% 1.09% 1.42% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $4 8 $12 6 $20 4 $28 32 $ 6 40 $ 4 48 $52 6 $60 4 $68 72 $ 6 80 $ 4 88 $92 6 $100 4 $108 12 $1 6 20 $1 4 28 $132 6 $140 4 $148 52 $1 6 60 $1 4 68 $172 6 $180 4 $188 92 $1 6 200 $ 4 208 $ 12 2 6 $ 20 2 4 $ 28 232 $ 6 240 $ 4 248 $ 52 2 6 $ 60 2 4 $ 68 272 $ 6 280 $ 4 288 $ 92 2 6 $300 4 $308 12 $3 6 20 $3 4 28 $332 6 $340 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Potential Problem Loans PPLs / Total Loans Potential Problem Loans to Total Loans Nonaccruals to Total Loans Allowance to Total Loans Net Charge Offs to Average Loans

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS Efficiency Ratio Reconciliation 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 Efficiency ratio, Federal Reserve definition 71.06% 70.54% 70.30% 70.23% 68.83% Taxable equivalent adjustment (1.39) (1.41) (1.42) (1.34) (1.39) Other intangible amortization (0.40) (0.31) (0.32) (0.35) (0.35) Fully tax-equivalent efficiency ratio 69.27% 68.82% 68.56% 68.54% 67.09% The efficiency ratio is defined by the Federal Reserve guidance as noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax- exempt sources. This differs from prior presentations. All periods have been adjusted to conform. Common Equity Tier 1 Common equity Tier 1, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses common equity Tier 1, along with other capital measures, to assess and monitor our capital position. Common equity Tier 1 (period end and average) is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities. 10